AMENDMENT NO. 2

TO

AGREEMENT AND PLAN OF MERGER

This Amendment No. 2 to the Agreement And Plan Of Merger (“Amendment”), dated March 19, 2018, is by and between Marathon Patent Group Inc., a Nevada corporation with an address 11100 Santa Monica Blvd., Ste. 380, Los Angeles, California 90025(the “Company”), Global Bit Acquisition Corp. (“GBAC”) and Global Bit Ventures, Inc., a Nevada Corporation (“GBV”).

WHEREAS, the parties entered into an Agreement and Plan of Merger on November 1, 2017 (the “Merger Agreement”) which Merger Agreement was amended on January 23, 2018 (the “Original Amendment”) to amongst other things, extend the deadline to March 15, 2018 subject to consecutive 14 day extensions with written mutual consent; and

WHEREAS, the parties wish to amend the Merger Agreement again as set forth below, with the understanding that all other provisions of the Merger Agreement shall remain unchanged;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the parties hereto agree as follows:

1. Section 7.01 of the Merger Agreement as amended by Section 6 of the Original Amendment shall be further amended to provide that the February 28, 2018 termination date, as amended to March 15, 2018 is hereby further extended to March 29, 2018 and shall be subject to consecutive 14 day extensions with written mutual consent, not to be extended past April 30, 2018, subject to a mutual agreement to further extension.

2. The terms and conditions of all other sections of the Merger Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of March 19, 2018.

[Signature Page Follows]

[Signature Page to Amendment No. 2 to Agreement and Plan of Merger]

MARATHON PATENT GROUP, INC.

By:	/s/ Merrick D. Okamoto
Name:	Merrick D. Okamoto
Title:	Interim Chief Executive Officer

GLOBAL BIT ACQUISITION CORP.

By:	/s/ Merrick D. Okamoto
Name:	Merrick D. Okamoto
Title:	Chief Executive Officer

GLOBAL BIT VENTURES, INC.

By:	/s/ Charles W. Allen
Name:	Charles W. Allen
Title:	Chief Executive Officer